Exhibit 99.1

PRESS RELEASE

October 1, 2013

MAA and Colonial Properties Trust complete $8.3 billion merger

Creates the pre-eminent Sunbelt-focused multifamily REIT

MEMPHIS, TN, and BIRMINGHAM, AL, October 1, 2013 /PRNEWSWIRE/ MAA (NYSE: MAA) and Colonial Properties Trust (NYSE: CLP) today announced the completion of the merger of the two companies, forming a combined company with equity market capitalization of approximately $4.9 billion and a total market capitalization of approximately $8.3 billion. The transaction was previously approved by both companies’ shareholders at their respective meetings held on September 27, 2013. The combined company, headquartered in Memphis, TN, will retain the MAA name and will trade under the existing ticker symbol “MAA” on the New York Stock Exchange.

“We are excited to have the merger transaction closed and now turn our focus on fully maximizing the opportunities surrounding this combination,” said H. Eric Bolton, Jr., MAA CEO. “A number of integration steps have been completed and we are well underway with the remaining tasks to establish a fully united and consolidated company. We have assembled a team of professionals from both MAA and Colonial Properties Trust that are the best in the industry and who are driven to deliver superior service to our residents, grow value for our shareholders and expand opportunities for our associates. I thank them for their dedication, hard work and support. We look forward to building on the long-term successful track record of MAA.”

Leadership and Organization

Thomas H. Lowder, former Chairman of the Board and CEO of Colonial Properties Trust, James K. Lowder, Claude B. Nielsen, Harold W. Ripps and John W. Spiegel, all former Trustees of Colonial Properties Trust, have joined MAA’s Board of Directors. Alan B. Graf, Jr. and Ralph Horn, Co-Lead Independent Directors for MAA, will serve as Co-Lead Independent Directors for the combined company.

H. Eric Bolton, Jr., MAA’s CEO and Chairman of the Board of Directors, will serve as CEO and Chairman of the Board of Directors of the combined company. Albert M. Campbell, III, MAA’s CFO, will serve as CFO of the combined company, and Thomas L. Grimes, Jr., MAA’s COO, will serve as COO of the combined company. Donald G. Aldridge will serve as Director of Acquisitions and Dispositions for the combined company. Edward T. Wright, former Executive Vice President of Multifamily Development for Colonial Properties Trust, will serve as Executive Vice President of Development and Capital Projects for the combined company and Robert J. DelPriore, formerly of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, will serve as Executive Vice President and General Counsel for the combined company.

Anticipated Synergies and Financial Reporting

Annual gross G&A savings are estimated to be approximately $25 million. The combined company is expected to benefit from the elimination of duplicative costs, including those associated with supporting a public company platform; the leveraging of state of the art technology and systems; and the combination of corporate support. These savings are expected to be realized upon full integration, which is expected to occur over the 18-month period following the closing. The company also anticipates savings from efficiencies produced by the combined footprint and increased scale of the apartment portfolio, as well as improved cost of capital and greater financial flexibility.

Due to the timing of the closing of the merger on October 1, 2013, the financial reporting from the combined company for the three- and nine-month periods ended September 30, 2013 will consist only of MAA results and will not include Colonial Properties Trusts’ results for the periods prior to the closing of the merger. MAA does expect to provide fourth quarter guidance when it reports third quarter results.

Transaction and Dividend Declaration

As a result of the merger, each former Colonial Properties Trust common share has been converted into 0.36 of a newly issued MAA common share. Former Colonial Properties Trust shareholders hold approximately 44 percent of the combined company’s equity, with continuing MAA shareholders holding approximately 56 percent of the combined company. Effective with the close of the market today, Colonial Properties Trust common shares will no longer be traded on the New York Stock Exchange.

On September 30, 2013, MAA announced that its Board of Directors has declared its third quarter dividend of $0.695 per common share, payable on October 31, 2013, to stockholders of record of the combined company on October 15, 2013.

Advisors

J.P. Morgan acted as financial advisor, and Goodwin Procter LLP and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC acted as legal advisors to MAA. BofA Merrill Lynch acted as financial advisor, and Hogan Lovells and Burr & Forman LLP acted as legal advisors to Colonial Properties Trust.

About MAA

MAA is a self-managed real estate investment trust (REIT) that acquires, owns and operates apartment communities across 14 states in the Sunbelt region of the United States. As of October 1, 2013, after giving effect to the merger, MAA owned or had ownership interest in approximately 85,000 apartment units, including communities currently in development, focused on delivering full-cycle and superior investment performance for shareholders. For further details, please visit the MAA website at www.maac.com.

CONTACT:	MAA Investor Relations
investor.relations@maac.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the combined company operates and beliefs of and assumptions made by the combined company’s management, involve uncertainties that could significantly affect the financial results of the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving MAA and Colonial Properties Trust, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, efficiencies, cost of capital, and financial flexibility — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the combined company’s ability to successfully integrate the portfolios and operations of MAA and Colonial Properties Trust, and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by MAA from time to time, including those discussed under the heading “Risk Factors” in our most recently filed reports on Forms 10-K and 10-Q. MAA does not undertake any duty to update any forward-looking statements appearing in this document.

SOURCE MAA; Colonial Properties Trust